Investor Presentation

TONIX PHARMACEUTICALS

April 2018

Version P0111 4-13-18 (Doc 0341)

Cautionary Note on Forward-Looking Statements

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the "SEC") on March 9, 2018, and periodic reports filed with the SEC on or after the date thereof. All of Tonix's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Tonix Development Highlights

Cyclobenzaprine Sublingual Tablets

Lead Program Tonmya®[1] - FDA Breakthrough Therapy in PTSD[2]

- Phase 3 HONOR study enrolling- bedtime treatment for PTSD

TNX-102 SL[3] - Bedtime treatment for agitation in Alzheimer's disease

- Phase 2 IND submitted in March 2018

Pipeline

TNX-601[4] - Pre-IND candidate for daytime treatment for PTSD

- Nonclinical development ongoing

TNX-801[5] - Smallpox-preventing vaccine candidate

- Efficacy demonstrated in mice model
- cGMP process development underway

[1] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for PTSD. Tonmya is an investigational new drug and has not been approved for any indication.
[2] PTSD = Posttraumatic stress disorder
[3] TNX-102 SL is an investigational new drug and has not been approved for any indication.
[4] Tianeptine oxalate
[5] Synthesized live horsepox virus

Management Team



Seth Lederman, MD
President & CEO

TARGENT · Fusilev (levoleucovorin) for injection · vela



Gregory Sullivan, MD
Chief Medical Officer

Columbia University Department of Psychiatry · New York State Psychiatric Institute



Bradley Saenger, CPA
Chief Financial Officer

Shire · VERTEX · Steward · pwc



Jessica Morris
Chief Operating Officer

Deutsche Bank · svb Silicon Valley Bank · American Capital

Board of Directors

Seth Lederman, MD Chairman	**Ernest Mario, PhD** ALZA, Glaxo, Reliant Pharma
Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research	**Charles Mather** BTIG, Janney, Jefferies, Cowen, Smith Barney
Patrick Grace Apollo Philanthropy, WR Grace, Chemed	**John Rhodes** Chair, NYS Public Service Commission, CEO, NYS Dept. of Public Service, Booz Allen
Gen. David Grange (ret.) Pharm-Olam, PPD, McCormick Foundation	**Samuel Saks, MD** Jazz Pharma, ALZA, Johnson & Johnson
Donald Landry, MD, PhD Chair of Medicine, Columbia University	

Candidates in Development

Pipeline Product	Indication/ Description	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 1Q2019
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	Phase 2 IND submitted 1Q2018
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

Tonmya for PTSD

Phase 3 HONOR study in military-related PTSD enrolling

- Encouraging evidence of safety and efficacy was demonstrated in Phase 2
- Higher entry CAPS-5 criterion used in Phase 3[1]

Breakthrough Therapy designation from the FDA

- Expedited development and accelerated approval are expected

Proposed registration plan agreed to by the FDA

- Potential NDA[2] approval based on one Phase 3 study

Patent protection through 2034 in U.S.[3]

- Composition of matter patent for transmucosal delivery of cyclobenzaprine

Novel mechanism targets sleep quality

- Memory processing during sleep is important to recovery

[1] Threshold for entry CAPS-5 ≥ 33 in Phase 3 vs.29 in Phase 2; CAPS-5 = Clinician-Administered PTSD Scale for DSM-5; accepted primary endpoint for regulatory approval
[2] NDA = New Drug Application
[3] U.S. Patent No. 9,636,408 for eutectic proprietary Protectic™ formulation

Phase 3 HONOR Study Enrolling

To confirm Phase 2 AtEase findings in military-related PTSD

Tonmya once-daily at bedtime
5.6 mg *N ~ 275 (~140**)*

Placebo once-daily at bedtime
*N ~ 275 (~140**)*

12 weeks → ***open-label extension***

- **General study characteristics:**
- Randomized, double-blind, placebo-controlled.
- ~550 participants in approximately 40 U.S. sites.
- Unblinded interim analysis will be reviewed by IDMC* to determine: (i) Early stop for efficacy, (ii) continuation as planned or (iii) sample size adjustment.
- **Primary endpoint CAPS-5**:**
- Mean change from baseline at week 12 (Tonmya 5.6 mg vs. placebo)

3Q 2018 – Interim Analysis outcome anticipated
1Q 2019 – topline data anticipated, if 550 participants are studied

**IDMC=Independent data monitoring committee*
**CAPS-5 = Clinician-Administered PTSD Scale for DSM-5

See if You Qualify | About the Study | Why Participate? | FAQs

THE HONOR STUDY

Have you served in the Armed Forces?

Are you dealing with stress, anxiety, or insomnia due to a traumatic event while serving?

If so, see if the HONOR Study is right for you.



Go to: https://thehonorstudy.com/

About the Study

US Warfighters are exposed to high levels of stress and risk over prolonged periods of time. Many men and women who serve their country experience traumatic events that can have lingering effects – such as anxiety, insomnia, or nightmares.

If this has happened to you, you may qualify to participate in a new, confidential clinical research study (The HONOR Study). The study is for an investigational drug that may help improve trauma-related symptoms, including sleep disturbances. There is no cost to participate, and you will also be compensated for your time and travel.

Breakthrough Therapy Designation

Granted to Tonmya by FDA December 19, 2016

- PTSD is a serious condition
- Tonmya has potential advantages over existing therapies in military-related PTSD

Benefits of Breakthrough Therapy designation

- Eligibility for priority review
- Option for rolling NDA review
- FDA committed to accelerate the development and approval process

NDA approval can be based on one Phase 3 study

Tonmya: Features in PTSD Therapy

Designed for bedtime use

- Every night, sublingual therapy

Targets sleep quality[1]

- The active ingredient cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

No recognized abuse potential

- Not a benzo or non-benzo class drug

U.S. patent protection through 2034

- Composition of matter and method of use patents issued – Pharmacokinetic patent application in review

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

PTSD Characteristics

Symptoms of PTSD fall into four clusters:

1. Intrusion
2. Avoidance
3. Mood/cognitions
4. Hyperarousal

PTSD is a risk factor for:

- Depression
- Alcohol or substance abuse
- Absenteeism/unemployment
- Homelessness
- Violent acts
- Suicidal thoughts and suicide

Consequences:

- Impaired daily function and substantial interference with work and social interactions
- Reckless or destructive behavior
- Increased health care utilization and greater medical morbidity

PTSD: Not Well-Served by Approved Treatments

Majority of patients unresponsive or intolerant to current treatments

- FDA-approved SSRIs have not shown efficacy in military-related PTSD
- Side effects relating to sexual dysfunction (particularly in males) and sleep are commonly reported

The ideal drug therapy should be complementary with behavioral therapy

- Lack of retrograde amnesia (e.g., unlike off-label use of benzodiazepines and non-benzodiazepines)
- Lack of interference on sleep (e.g., unlike approved SSRIs)

High Prevalence of PTSD Among Combat Veterans



3-9%
General population[1]



19-31%
Vietnam veterans[2]



>19%
Operation Enduring Freedom (OEF; Afghanistan) / Operation Iraqi Freedom (OIF) veterans / Operation New Dawn (OND)[3]

- **8.6 million** American adults affected[1]
- **Women** more likely to develop than men[1]
- Susceptibility may **run in families**[1]

[1] Kessler et al., *Arch Gen Psych* 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247M U.S. adult (≥18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00); [2]Norris, *PTSD Res Quar*. 2013; [3]*Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015*, Washington, DC; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD.

Phase 2 AtEase Study in Military-Related PTSD

Placebo at bedtime once-daily
N= 92

Tonmya at bedtime once-daily
2.8 mg *N= 90*

Tonmya at bedtime once-daily
5.6 mg (2 x 2.8 mg) *N= 49*

12 weeks → ***open-label extension***

- Randomized, double-blind, placebo-controlled trial
- Efficacy analysis from 231 patients in 24 U.S. sites
- Entry CAPS-5 ≥ 29
- Primary Analysis:
  - Difference in CAPS-5 score change from baseline at week 12 (Tonmya 2.8 mg vs. placebo)
- Key Secondary Measures:
  - PROMIS Sleep Disturbance, CGI-I, SDS

AtEase Study: Top 5 Traumas Associated with PTSD


Index Trauma During Military Service*
Being involved in an IED explosion or suicide bombing
Witness death or injury of fellow soldiers
Witnessing IED explosion
Receiving incoming artillery, rocket, or mortar fire
Being wounded or injured
0
5
10
15
20
25
30
35
40
Patient Count

*Some patients experienced more than one trauma
IED = Improvised explosive device

AtEase Study –Primary Endpoint
CAPS-5 Change From Baseline at Week 12
Statistical Analysis Based on Missing Data Handling

Assessment	Domain	Analysis	p-Values	
			2.8 mg (N=90)	5.6 mg (N=49)
CAPS-5	Total	MMRM (Primary Analysis)	0.259^	0.053
	Total	MMRM with Multiple Imputation	0.211	0.031*
	Total	MMRM w/ Hybrid LOCF/BOCF	0.172	0.037*
	Total	ANCOVA	0.090	0.038*

BOCF, baseline observation carried forward; CGI-I, Clinical Global Impression - Improvement scale; LOCF, last observation carried forward; MMRM, mixed model repeated measures; PGIC, Patient Global Impression of Change
^Primary analysis p-value not significant comparing Tonmya 2.8 mg versus placebo
*p<0.05

AtEase Study: Safety and Tolerability Profile

No serious adverse events reported with Tonmya deemed related to treatment

Systemic Adverse Events*	Placebo (N=94)	Tonmya 2.8 mg (N=93)	Tonmya 5.6 mg (N=50)
Somnolence	6.4%	11.8%	16.0%
Dry Mouth	10.6%	4.3%	16.0%
Headache	4.3%	5.4%	12.0%
Insomnia	8.5%	7.5%	6.0%
Sedation	1.1%	2.2%	12.0%
Administration Site Reactions*			
Hypoaesthesia oral	2.1%	38.7%	36.0%
Paraesthesia	3.2%	16.1%	4.0%
Glossodynia	1.1%	3.2%	6.0%

Trial completion rates: 73% placebo; 79% Tonmya 2.8 mg; 84% Tonmya 5.6 mg

*at rates of >5% in either drug-treated arm, Safety population N=237

AtEase Study:
Total CAPS-5 for Intention-to-Treat Population and Retrospective Analysis for Subgroup with Entry CAPS-5 ≥33

CAPS-5 LS Total Score Mean Change from Baseline (CFB)

Intention-to-Treat Population



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0
-5
-10
-15
-20
-25
-30
LS Mean (SE) CFB in CAPS-5
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
5.0 CAPS-5 points

*p=0.031, #p=0.063, Tonmya 5.6 mg compared with placebo; *p<0.05, Tonmya 2.8 mg compared with placebo; analysis is mixed-effect model repeated measures (MMRM) with multiple imputation (MI); CAPS-5, Clinician-Administered PTSD Scale for DSM-5; LS, least squares; SE, standard error.

Subgroup with entry CAPS-5 ≥33



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0
-5
-10
-15
-20
-25
-30
LS Mean (SE) CFB in CAPS-5
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
7.2 CAPS-5 points

**p<0.01, *p<0.025, Tonmya 5.6 mg compared with placebo; *p=0.018, Tonmya 2.8 mg compared with placebo; analysis is MMRM with MI; LS, least squares; SE, standard error.

A baseline CAPS-5 score ≥33 was set as entry criterion in Phase 3 HONOR study

AtEase Study:
Effect Sizes for Total CAPS-5 and Symptom Clusters for Intention-to-Treat Population and Subgroup with Entry CAPS-5 ≥33

Effect Sizes of Tonmya 5.6 mg in AtEase Intention-to-Treat Sample



0.6
0.5
0.4
0.3
0.2
0.1
0
Effect Size
0.36
0.26
0.04
0.35
0.35
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

Effect Sizes in Tonmya 5.6 mg in AtEase Subgroup with Entry CAPS-5 ≥33



0.6
0.5
0.4
0.3
0.2
0.1
0
Effect Size
0.53
0.46
0.12
0.39
0.52
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

- Note larger effect sizes, in moderate range of 0.5, for total CAPS-5 and intrusion and hyperarousal clusters in subgroup

A baseline CAPS-5 score ≥33 was set as entry criterion in Phase 3 HONOR study

AtEase Study Retrospective Analysis:
Remission in Subgroup with Entry CAPS-5 ≥33

Remission is a clinical state that is essentially asymptomatic

In order to confirm remission:

- Determined rates of participants who met remission status at *both* Week 8 and Week 12


30%
25%
20%
15%
10%
5%
0%
Percent in Remission
Placebo (N=77)
Tonmya 2.8 mg (N=70)
Tonmya 5.6 mg (N=38)
*
21.10%
#
14.30%
5.20%
Weeks 8 & 12

Remission = Loss of Diagnosis and CAPS-5 < 11
Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; #p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression

21% of the Tonmya 5.6 mg participants had confirmed remission v. 5% of placebo (p=0.02)

TNX-102 SL – Multiple Potential Indications

Management of Fibromyalgia (FM) – chronic pain condition

- TNX-102 SL clinical development in FM was halted after near miss in Phase 3 at low dose (2.8 mg) –PTSD therapeutic dose is 5.6 mg
- Low dose TNX-102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Phase 3 FM trials

Agitation in Alzheimer's Disease

- Phase 2 IND submitted March 2018
- Phase 2 study can be a pivotal efficacy study

Consequences of Agitation in Alzheimer's Disease

Outcomes

- Agitation challenges caregivers and is one of the most common reasons for patients having to transition from lower- to higher levels of care (nursing homes and other long-term care settings)[1]

Cost

- Agitation nearly doubles the cost of caring for patients with Alzheimer's disease
- It accounts for roughly 12% of the U.S. healthcare and societal cost of Alzheimer's disease, currently estimated to be $256 billion a year (2017)[1]

[1]The Alzheimer's Association, 2017 Alzheimer's Disease Facts and Figures: https://www.alz.org/facts/

Agitation in Alzheimer’s Disease – Potential New Indication for TNX-102 SL

Successful pre-IND meeting in November 2017

- Phase 2 IND submitted March 2018

Significant unmet need

- No FDA approved drugs for the treatment of agitation in Alzheimer’s

Mechanism of improving sleep quality

- Sleep disturbance is a significant and common symptoms in Alzheimer’s

Pharmacological advantages outweigh potential concerns of using TNX-102 SL in treating agitation in Alzheimer’s disease

Candidates in Development

Pipeline Product	Indication/ Description	Preclinical	Phase 1	Phase 2	Phase 3	NDA[1]/BLA[2]	Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets				Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 1Q2019		
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets			Phase 2 IND submitted 1Q2018			
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation		Novel polymorph and salt discovered and characterized				
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture		Horsepox virus synthesized and demonstrated protective vaccine activity in mice				

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

TNX-601[1]: A Potential Clinical Candidate for PTSD

Pre-IND Candidate

Targeted as a 1st line monotherapy for PTSD: oral formulation for daytime dosing

- ✓ **Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.)**
- ✓ **Mechanism of Action (MOA) is different from Tonmya**

- Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post-marketing experience
- Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation

Filed patent application on novel salt polymorph

- Issued patent on steroid-induced cognitive impairment and memory loss issues

Targeting a Condition with Significant Unmet Need

Clinical evidence for PTSD

- Several studies have shown tianeptine to be active in the treatment of PTSD[2-5]

[1] Tianeptine oxalate Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[2] Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[3] Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
[4] Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
[5] Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

TNX-801 (Synthesized Live Horsepox Virus): A Smallpox-Preventing Vaccine Candidate

Pre-IND Stage

Potential improvement over current biodefense tools against smallpox

- ✓ Leverages Tonix's government affairs effort
- ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta
- ✓ Demonstrated protective vaccine activity in mice
- ✓ Patent application on novel vaccine submitted

Regulatory strategy

- We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either:
  - ✓ Application of the "Animal Rule", or
  - ✓ Conducting an active comparator study using ACAM2000
- Good Manufacturing Practice (GMP) viral production process in development

Targeting a Potential Public Health Issue

Material threat medical countermeasure under 21st Century Cures Act

- Qualifies for **Priority Review Voucher* (PRV)** upon licensure
  - ✓ **PRVs have no expiration date, are transferrable and have sold for ~$125 M**

[1]PRV can be applied to any BLA/NDA for priority 6-month review

Current Needs to Vaccinate Against Smallpox

Ongoing vaccination of U.S. troops

- Troops in the Global Response Force

Threat of smallpox re-introduction

- Strategic National Stockpile & public health policy

Re-emergence of monkey pox[1]

- Believed to resurgent because of vaccinia-naïve populations in Africa
- Multiple U.S. military operations ongoing in Africa

[1]Nda- Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

Upcoming Milestones

Tonmya – Posttraumatic Stress Disorder

☑	2Q 2018	Randomization of 50% of HONOR study participants
❑	3Q 2018	Anticipated interim analysis of HONOR study in ~275 randomized participants
❑	1Q 2019	Anticipated topline results of HONOR study in ~550 randomized participants (if needed)

Summary

Near term milestones in Phase 3 program PTSD focused on military-related PTSD

- Major unmet need; 8.6 Million Americans affected
- Potential for NDA approval based on one study

New indication for agitation in Alzheimer's Disease

- Phase 2 IND submitted 1Q 2018

New day-time PTSD therapy in development

- Leverages development expertise in PTSD, i.e., trial recruitment and execution

New vaccine in development to prevent Smallpox

- Opportunity to supply stockpiling requirement; short development path
- Studies in mice suggest improved safety profile

TONIX PHARMACEUTICALS

NASDAQ: TNXP

Thank you!